October 30, 1998



Dear Shareholder:

      The Zweig Total Return Fund's net asset value decreased 0.7% during the quarter ended September 30, 1998, including $0.21 in reinvested distributions. For comparison purposes, Lipper Analytical Services reported that the average balanced U.S. fund delivered a negative 6.4% return for the quarter.

      For the nine months ended September 30, 1998, the Fund's net asset value increased 4.3%, including $0.63 in reinvested distributions. Lipper reported that the average balanced fund showed a 1.9% gain for the nine months. Maintaining our risk-averse policy, the Fund's average overall exposure for the period was 86%.

      Since we are a conservative fund, our equity position was heavily loaded with utility stocks, a group which held up better than the market and actually set new highs in September. However, we still got hurt with some stocks, particularly financials.

      While we have owned a few growth stocks, including Dell, Microsoft, and Intel for some time, the bulk of our portfolio consists of value stocks. Our policy in general is not to buy stocks that we consider to have outrageous price/earnings ratios. As a consequence, our p/e ratios are among the lowest in the entire mutual fund industry. Our aim is to achieve reasonable returns at a good price. While there are periods, including the recent one, when our method did not work, we are sticking to a strategy that has beaten the market in the long run. Meanwhile, our defensive stance has enabled us to do better than the average balanced fund in the third quarter and for the year to date.

                             DISTRIBUTION DECLARED
      In accordance with our policy of distributing 10% of net assets per year, which equals 0.83% per month (10% divided by 12 months), the Fund announced a distribution of $0.07 per share payable on November 25, 1998 to shareholders of record on November 12, 1998. The amount of the distribution depends on the exact net asset value at the time of declaration. For the November distribution, 0.83% of the Fund's net asset value was equivalent to $0.07 per share. Including this distribution, the Fund's payout since its inception is now $9.08.
                                 MARKET OUTLOOK
      Our bond exposure is currently at 59% compared with 54% on June 30. If we were fully invested, our Fund would be at 62.5% for bonds and 37.5% for stocks. Consequently, at 59% in bonds we are at about 94% of a full position, reflecting our bullish position.

      Government bond prices continued to climb during the third quarter. The prices of U.S. Treasury bonds, which move in the opposite direction of yields, climbed as yields fell to their lowest levels in decades. The strong performance of government bonds was due to turbulence in global equity markets, falling commodity prices, and virtually no inflation.

      In addition, a Russian financial crisis sparked volatility around the world and resulted in a flight to quality, or movement to government bonds from stocks. Finally, the Federal Reserve cut interest rates by 0.25%, spurring the prices of Treasury bonds even higher. Subsequently the Fed cut rates by another 0.25%.

      The Fund ended the quarter with a duration (sensitivity to interest rates) of 6.5, an extremely bullish posture for us. We are positive about bonds because our models suggest that they will continue their robust performance as the economy slows. A softening economy lessens the need to raise interest rates and typically increases demand for bonds.

      Our equity exposure is currently at 32% against 34% at the end of the second quarter. At this figure, we are at about 85% of a full position. We raised our exposure judiciously after the early October crash. The Fed moves made me more comfortable and we increased our exposure further. If conditions warrant, I am prepared to go even higher.

      I believe the Fed will continue to be responsive to any economic downturn. If we see further weakness in production, retail sales, or other economic indicators, the Fed will have more room to loosen. I think the Fed wants to retain some fire power for when they need it.

      The rate cuts are clearly driving down the dollar's value, especially against the Japanese currency. At this point I think that is more of a positive than a negative. First, a strengthened yen against the dollar has taken a lot of pressure off China. If China were to devalue, it could cause economic chaos. Secondly, it takes pressure off Brazil, the next line of battle. If Brazil devalued, other South American and Latin American nations would probably follow suit. That would be very bad news economically.

      Domestically, the effect of the weaker dollar is mixed. Multinational companies might actually benefit from their earnings abroad. Exporters will gain a bit but importers will not fare as well. Overall, a weaker dollar is more desirable provided, of course, that it does not collapse.

      I don't see equity mutual funds affected by the credit crunch that hit some hedge funds. Mutual funds do not borrow except in small amounts to meet redemptions and they generally are not leveraged. Although the cash position at mutual funds has picked up in the last couple of months, it is still low by historical standards. I would feel more comfortable if their cash position, which is now 5.6%, would rise to the 8% or 9% range. More cash at mutual funds would mean additional power on the sidelines to buy stocks, providing the market with more of a cushion.

      I haven't considered the market cheap for several years. The S&P 500 is currently at about 23 times earnings, down from its peak of 28 but still high historically. However valuations as a whole are very poor predictors of near-term price movements. If interest rates and inflation stay low and the economy manages to muddle through, it is possible stocks could go higher -- but I would feel better if price/earnings ratios were lower.

      The wide swings in stock averages on a daily basis do not bother me. No one really likes volatility. It makes people uncomfortable. However my studies have shown that periods of high volatility generally lead to better than average returns. That's because volatility tends to go higher late in bear markets or early in bull markets. It doesn't always work but, more often than not, high volatility is a positive.

      Also positive are the gloom and doom covers on mass-market magazines. We did a research study several years ago and checked all Time and Newsweek covers to see if bullish or bearish covers made a difference in the market's subsequent performance. We found that when covers were bearish, the markets generally went up after a time lag of about one month. Bullish covers did not make much of a difference. Both magazines have run bearish covers recently. The last time that happened previously was in early April of 1994, a period that was essentially close to the 1994 bottom.

      Summing up, there are many market positives. We have had a crash with a selling climax -- a large one-day reversal on record volume -- which tends to be a plus. We have also seen much better tape action over the past few weeks. The previously mentioned Fed cuts have given the markets breathing room.

      On the negative side, the world is not particularly stable. The Japanese economy is still dormant and the Russians are in deep trouble. Also, the market is not cheap. However, favorable monetary indicators combined with zero inflation make the odds positive for the next three to six months.

      Counting bonds and stocks, we are about 91% invested. If conditions warrant, I am prepared to go even higher. Should fundamentals deteriorate, we will of course reduce our exposure in keeping with the dictates of our research models. As always, our approach will be pragmatic and disciplined.

                             PORTFOLIO COMPOSITION
      Reflecting our investment policy guidelines, all of our bonds are U.S. Government obligations. As indicated earlier, the average duration of the bond portion of our portfolio is 6.5. Since these bonds are liquid, they give us the flexibility to adjust swiftly to changing market conditions.

      To implement my basic allocation strategy, most of our equities continue to be bought and sold on the basis of a proprietary computer-driven model that is weighted toward a value approach with secondary emphasis on growth.

      Our leading industry categories at the close of the third quarter included utilities, financial services, oil and oil services, technology, telecommunications, and manufacturing. With the exception of telecommunications, which edged out transportation, all of the above were in our top groupings previously.

      The quarter did see a reduction in our exposure to financial services and manufacturing, where we trimmed our holdings. However such groups as utilities, technology, oil and oil services, and telecommunications, which tend to be defensive in nature, increased in value or remained steady despite the difficult quarter. Surprisingly, technology held up especially well.

      Our largest individual holdings include Dell, Ford, GPU, Microsoft, Reynolds Metals, PG&E, Energy East, Chrysler, Burlington Northern Santa Fe and AT&T.

      With the exception of AT&T and Unicom -- both new positions -- all of the above were previously held. We added to our positions in Reynolds Metals and GPU while our holdings in Microsoft increased as a result of appreciation.

      During the quarter we cut back our holdings in Bear Stearns, Dayton Hudson, Sun, PaineWebber, and NationsBank (now BankAmerica) but all remain in our portfolio.

                               Sincerely,


                               /s/ Martin E. Zweig

                               Martin E. Zweig, Ph.D.
                               Chairman

                       THE ZWEIG TOTAL RETURN FUND, INC.
                            STATEMENT OF NET ASSETS
                              September 30, 1998
                                  (Unaudited)



                                                      Number of
                                                       Shares         Value
                                                     ----------   -------------
COMMON STOCKS                               24.54%
AEROSPACE & DEFENSE                          0.17%
   B.F. Goodrich & Co. ...........................     39,000     $1,274,813
                                                                  ----------
APPAREL MANUFACTURER                         0.16%
   VF Corp. ......................................     24,200        898,425
   Warnaco Group, Inc. ...........................     12,800        296,000
                                                                  ----------
                                                                   1,194,425
                                                                  ----------
AUTOMOTIVE                                   0.97%
   Chrysler Corp. ................................     63,200      3,025,700
   Ford Motor Co. ................................     89,100      4,182,131
                                                                  ----------
                                                                   7,207,831
                                                                  ----------
CHEMICALS                                    0.14%
   Millennium Chemicals, Inc. ....................     35,100        653,738
   Wellman, Inc. .................................     27,600        351,900
                                                                  ----------
                                                                   1,005,638
                                                                  ----------
CONSUMER DURABLES                            0.57%
   Cooper Tire & Rubber Co. ......................     70,800      1,274,400
   Whirlpool Corp. ...............................     63,400      2,979,800
                                                                  ----------
                                                                   4,254,200
                                                                  ----------
CONSUMER PRODUCTS                            0.21%
   Fortune Brands, Inc. ..........................     51,900      1,537,538
                                                                  ----------
CONTAINERS & PACKAGING                       0.04%
   Sea Containers Ltd., Class A ..................     12,100        291,156
                                                                  ----------
ELECTRONICS                                  0.50%
   Avnet, Inc. ...................................     32,200      1,185,363
   General Motors Corp., Class H .................     67,400      2,481,162
                                                                  ----------
                                                                   3,666,525
                                                                  ----------
ENGINEERING & CONSTRUCTION                   0.27%
   Fluor Corp. ...................................     49,500      2,032,594
                                                                  ----------
FINANCIALS                                   3.57%
   A.G. Edwards & Sons, Inc. .....................     47,200      1,430,750
   Allstate Corp. ................................     41,800      1,742,537
   Astoria Financial Corp. .......................     25,300      1,065,763
   Bear Stearns & Co., Inc. ......................     49,682      1,537,036
   Charter One Financial, Inc. ...................     46,084      1,146,340
   Conseco, Inc. .................................     57,000      1,742,063
   Countrywide Credit Industries, Inc. ...........     31,300      1,302,862
   GATX Corp. ....................................     26,600        879,463
   Hartford Financial Services Group, Inc. .......     14,400        683,100
   J.P. Morgan, & Co., Inc. ......................     12,800      1,083,200
   Loews Corp. ...................................     18,900      1,594,687
   Metris Cos. ...................................      7,832        365,167
   Morgan Stanley, Dean Witter & Co. .............     23,500      1,011,969
   NationsBank Corp. .............................     31,400      1,679,900
   Old Republic International Corp. ..............     57,750      1,299,375

                                                             Number of
                                                              Shares         Value
                                                            ----------   -------------
FINANCIALS -- (Continued)
   Orion Capital Corp. ..................................     25,400     $  906,463
   PaineWebber Group, Inc. ..............................     81,000      2,430,000
   PIMCO Advisors L.P. ..................................     13,800        405,375
   Provident Companies, Inc. ............................     32,100      1,083,375
   Quinenco S.A., ADR ...................................     24,700        171,356
   Reliance Group Holdings, Inc. ........................     35,700        502,031
   Reliastar Financial Corp. ............................     20,900        815,100
   Ryder Systems, Inc. ..................................     47,100      1,171,613
   Selective Insurance Group, Inc. ......................     19,600        374,850
                                                                         ----------
                                                                         26,424,375
                                                                         ----------
FOOD & BEVERAGE                                     0.30%
   Adolph Coors Co., Class B ............................     47,800      2,195,812
                                                                         ----------
HOME BUILDERS & MATERIALS                           0.27%
   Fleetwood Enterprises, Inc. ..........................     22,700        685,256
   Kaufman & Broad Home Corp. ...........................     29,500        691,406
   Lafarge Corp. ........................................     20,800        594,100
                                                                         ----------
                                                                          1,970,762
                                                                         ----------
INDUSTRIAL SERVICES                                 0.15%
   Ogden Corp. ..........................................     38,400      1,092,000
                                                                         ----------
INVESTMENT COMPANIES                                0.95%
   Blackrock 2001 Term Trust, Inc. ......................     29,000        261,000
   Blackrock Strategic Term Trust, Inc. .................     29,000        266,436
   Central European Equity Fund .........................     18,600        204,600
   Emerging Markets Infrastructure Fund, Inc. ...........     94,200        582,863
   Emerging Markets Telecommunications Fund, Inc. .......     30,800        271,425
   France Growth Fund, Inc. .............................     25,700        301,975
   Gabelli Equity Trust, Inc. ...........................     44,100        457,538
   Gabelli Global Multimedia Trust Fund, Inc. ...........     51,700        449,144
   Italy Fund, Inc. .....................................     16,100        185,150
   Mexico Fund, Inc. ....................................     74,400        725,400
   Morgan Stanley Emerging Markets Fund, Inc. ...........     51,400        353,375
   Morgan Stanley India Investment Fund, Inc. ...........     28,300        189,256
   Portgugal Fund, Inc. .................................     23,900        403,313
   Royce Value Trust, Inc. ..............................     70,160        903,310
   Scudder New Europe Fund, Inc. ........................     43,600        713,950
   Swiss Helvetia Fund, Inc. ............................     28,400        777,450
                                                                         ----------
                                                                          7,046,185
                                                                         ----------
LEISURE                                             0.13%
   Brunswick Corp. ......................................     24,400        315,675
   Royal Caribbean Cruises Ltd. .........................     25,600        680,000
                                                                         ----------
                                                                            995,675
                                                                         ----------
MANUFACTURING                                       1.38%
   Aeroquip-Vickers, Inc. ...............................     27,100        779,125
   Borg-Warner Automotive, Inc. .........................     25,600        948,800
   Cincinnati Milacron, Inc. ............................     24,600        379,763
   Cummins Engine Company, Inc. .........................     51,900      1,544,025
   Dexter Corp. .........................................     14,900        365,050
   Herman Miller, Inc. ..................................     34,400        679,400
   Johnson Controls, Inc. ...............................     26,000      1,209,000
   Kennametal, Inc. .....................................     31,600        851,225
   PACCAR, Inc. .........................................     16,400        675,475

                                                  Number of
                                                    Shares           Value
                                               ---------------   -------------
MANUFACTURING -- (Continued)
   Timken Co. ..............................        76,300       $1,154,037
   Trinity Industries, Inc. ................        50,400        1,634,850
                                                                 ----------
                                                                 10,220,750
                                                                 ----------
METALS & MINING                        1.22%
   AK Steel Holding Corp. ..................        79,200        1,301,850
   Alcan Aluminum Ltd. .....................        65,200        1,528,124
   British Steel Plc, ADR ..................        55,800        1,014,863
   Reynolds Metals Co. .....................        67,000        3,404,438
   USX-U.S. Steel Group ....................        73,600        1,757,200
                                                                 ----------
                                                                  9,006,475
                                                                 ----------
OIL & OIL SERVICES                     2.47%
   Ashland, Inc. ...........................        58,500        2,705,625
   Elf Aquitaine S.A., ADR .................        30,000        1,865,625
   Equitable Resources, Inc. ...............        22,100          562,169
   Helmerich & Payne, Inc. .................        16,900          354,900
   Murphy Oil Corp. ........................        19,900          771,125
   Occidental Petroleum Corp. ..............        35,900          771,850
   Pennzoil Co. ............................        51,200        1,795,200
   Sun Company, Inc. .......................        57,200        1,830,400
   Tidewater, Inc. .........................        48,000          996,000
   Transocean Offshore, Inc. ...............        34,600        1,200,188
   USX-Marathon Group ......................        75,500        2,675,531
   YPF Sociedad Anonima, ADR ...............       108,100        2,810,600
                                                                 ----------
                                                                 18,339,213
                                                                 ----------
PAPER & FOREST PRODUCTS                0.47%
   Bowater, Inc. ...........................        66,600        2,372,625
   Mead Corp. ..............................        38,500        1,133,344
                                                                 ----------
                                                                  3,505,969
                                                                 ----------
REAL ESTATE INVESTMENT TRUSTS          0.41%
   Camden Property Trust ...................        18,500          516,844
   Crescent Real Estate Equities Co. .......        42,700        1,078,175
   FelCor Suite Hotels, Inc. ...............        25,600          622,400
   New Plan Excel Realty Trust, Inc. .......        15,240          355,282
   Reckson Associates Realty Co. ...........        18,900          444,150
                                                                 ----------
                                                                  3,016,851
                                                                 ----------
RESTAURANTS                            0.18%
   Bob Evans Farms, Inc. ...................        19,900          396,756
   Wendy's International, Inc. .............        41,900          929,656
                                                                 ----------
                                                                  1,326,412
                                                                 ----------
RETAIL TRADE & SERVICES                0.70%
   Dayton Hudson Corp. .....................        29,700        1,061,775
   Fingerhut Co., Inc. .....................        24,600          270,600
   Pier 1 Imports, Inc. ....................        25,600          192,000
   Ross Stores, Inc. .......................        17,000          486,625
   Saks, Inc. ..............................        28,200          632,738
   Supervalu, Inc. .........................       108,000        2,517,750
                                                                 ----------
                                                                  5,161,488
                                                                 ----------
TECHNOLOGY                             2.00%
   Applied Materials, Inc. .................        23,200(a)       585,800
   Compaq Computer Corp. ...................        56,002        1,771,063
   Dell Computer Corp. .....................        97,500(a)     6,410,625

                                                          Number of
                                                            Shares            Value
                                                       ---------------   --------------
TECHNOLOGY -- (Continued)
   Harris Corp. ....................................        25,700       $   822,400
   Intel Corp. .....................................        20,600         1,766,450
   Microsoft Corp. .................................        31,300(a)      3,444,956
                                                                         -----------
                                                                          14,801,294
                                                                         -----------
TELECOMMUNICATIONS                             1.61%
   AT&T Corp. ......................................        51,200         2,992,000
   BCE, Inc. .......................................        21,900           611,831
   MCI Worldcom, Inc. ..............................        25,600         1,251,200
   Telebras Holders, S.A., ADR .....................        28,800         2,028,600
   Telefonica de Argentina S.A., ADR ...............        52,300         1,539,581
   Telefonica de Espana S.A., ADR ..................        18,654         2,013,466
   Telefonos de Mexico S.A., ADR ...................        33,800         1,495,650
                                                                         -----------
                                                                          11,932,328
                                                                         -----------
TEXTILES                                       0.20%
   Interface, Inc. .................................        29,600           355,200
   Shaw Industries, Inc. ...........................        67,100         1,090,375
                                                                         -----------
                                                                           1,445,575
                                                                         -----------
TOBACCO                                        0.06%
   Universal Corp. .................................        13,000           464,750
                                                                         -----------
TRANSPORTATION                                 1.01%
   Airborne Freight Corp. ..........................        12,800           221,600
   Burlington Northern Santa Fe Corp. ..............        94,500         3,024,000
   Canadian Pacific Ltd. ...........................        40,700           841,981
   CNF Transportation, Inc. ........................        51,300         1,494,113
   FDX Corp. .......................................        22,980         1,036,973
   USFreightways Corp. .............................        42,100           836,737
                                                                         -----------
                                                                           7,455,404
                                                                         -----------
UTILITIES -- ELECTRIC & NATURAL GAS            4.44%
   CMS Energy Corp. ................................        43,800         1,908,038
   Central & South West Corp. ......................        38,500         1,099,656
   Columbia Gas System, Inc. .......................        20,750         1,216,469
   Consolidated Edison Co. of New York, Inc. .......        32,600         1,699,275
   DTE Energy Co. ..................................        46,100         2,083,144
   Edison International, Inc. ......................       111,400         2,861,588
   Energy East Corp. ...............................        61,200         3,121,200
   FPL Group, Inc. .................................        21,900         1,526,156
   GPU, Inc. .......................................        83,000         3,527,500
   PECO Energy Co. .................................        75,000         2,742,188
   PG&E Corp. ......................................       104,200         3,327,888
   Pinnacle West Capital Corp. .....................        45,300         2,030,006
   Public Service Co. of New Mexico ................        41,600           923,000
   Sierra Pacific Resources ........................         9,300           360,956
   Texas Utilities Co. .............................         5,700           265,406
   UniCom Corp. ....................................        74,400         2,780,700
   UtiliCorp United, Inc. ..........................        36,200         1,425,374
                                                                         -----------
                                                                          32,898,544
                                                                         -----------
     Total Common Stocks ...........................                     181,754,582
                                                                         -----------

                                                                   Principal
                                                                     Amount              Value
                                                              -------------------   --------------
UNITED STATES GOVERNMENT OBLIGATIONS                 56.78%
   United States Treasury Bonds, 10.750%, 5/15/2003 .......     $  15,000,000       $18,932,820
   United States Treasury Bonds, 7.25%, 8/15/2022 .........        12,800,000        16,368,013
   United States Treasury Bonds, 7.50%, 11/15/2024 ........        10,200,000        13,553,260
   United States Treasury Bonds, 6.375%, 8/15/2027 ........         8,900,000        10,510,348
   United States Treasury Notes, 6.25%, 8/31/2000 .........        13,500,000        13,959,851
   United States Treasury Notes, 7.50%, 2/15/2005 .........        16,300,000        19,111,766
   United States Treasury Notes, 6.50%, 5/15/2005 .........         7,600,000         8,533,379
   United States Treasury Notes, 6.875%, 5/15/2006 ........        71,600,000        82,787,572
   United States Treasury Notes, 6.50%, 10/15/2006 ........        80,100,000(b)     91,013,705
   United States Treasury Notes, 6.625%, 5/15/2007 ........        85,300,000        98,308,335
   United States Treasury Notes, 6.125%, 8/15/2007 ........        42,300,000(c)     47,376,042
                                                                                    -----------
     Total United States Government Obligations ...........                         420,455,091
                                                                                    -----------
SHORT-TERM INVESTMENTS                               17.28%
   Avery Dennison Corp., 5.75%, 10/1/98 ...................        14,700,000        14,700,000
   BP America Inc., 5.75%, 10/1/98 ........................        25,000,000        25,000,000
   Ford Motor Credit Corp., 5.51%, 10/1/98 ................        18,300,000        18,300,000
   General Electric Capital Corp., 5.51%, 10/5/98 .........        25,000,000        24,984,673
   General Motors Acceptance Corp., 5.52%, 10/2/98 ........        25,000,000        24,996,161
   Merrill Lynch & Co., Inc., 5.57%, 10/8/98 ..............        20,000,000        19,978,312
                                                                                    -----------
     Total Short-Term Investments .........................                         127,959,146
                                                                                    -----------


                                                                         Number of
                                                                         Contracts
                                                                      --------------
 NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS
   Standard and Poor's December 1998 Long futures .................            35(d)        (146,718)
                                                                                            --------
      Total Investments ...........................................       98.58%         730,032,101
      Cash and Other Assets Less Liabilities ......................        1.42%          10,525,145
                                                                         --------        -----------
      Net Assets (Equivalent to $8.29 per share based on 89,338,013
       shares of capital stock outstanding) .......................      100.00%        $740,557,246
                                                                         ========       ============

                                                                      Number of
                                                                         Shares
                                                                      -----------
 SECURITY SOLD SHORT
   W.E.B.S. Index Fund, Inc. - Mexico Series
     (Proceeds $390,725)...........................................     28,400          $    257,375
                                                                                        ============

----------
(a) Non-income producing security.

(b) Used as collateral on short sales.

(c) Used as collateral on futures.

(d) The market value of the long futures was $9,027,375 (representing 1.22% of the Fund's net assets) with a cost of $9,174,093.

                       THE ZWEIG TOTAL RETURN FUND, INC.
                             FINANCIAL HIGHLIGHTS
                               September 30, 1998
                                  (Unaudited)



                                                                                                      Net Asset Value
                                                                      Total Net Assets                   per share
                                                             ----------------------------------   -----------------------
Beginning of period: December 31, 1997 ...................                      $677,133,054                    $  8.61
  Net investment income ..................................    $  21,175,218                        $  0.26
  Net realized and unrealized gains on
   investments ...........................................        7,674,221                           0.11
  Dividends from net investment income,
   distributions from net long-term and
   short-term capital gains, and capital paid-in .........      (52,523,772)                         (0.63)
  Net asset value of shares issued to shareholders
   for reinvestment of dividends and
   distributions .........................................       10,679,210                           0.00
  Net proceeds from the sale of shares during
   rights offering/effect on net asset value as a
   result of rights offering * ...........................       76,419,315                          (0.06)
                                                              -------------                        -------
   Net increase in net assets/(decrease) in net
     asset value .........................................                        63,424,192                      (0.32)
                                                                                ------------                    -------
End of period: September 30, 1998 ........................                      $740,557,246                    $  8.29
                                                                                ============                    =======

* Shares were sold at a 5% discount from the average market price.

                                KEY INFORMATION

1-800-272-2700               Zweig Shareholder
                             Relations:
                             For general information
                             and literature
(212) 486-3122               The Zweig Total Return
                             Fund Hot Line:
                             For updates on net asset
                             value, share price, major
                             industry groups and other
                             key information

                               REINVESTMENT PLAN


    Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in "Street Name," to consult your broker as soon as possible to determine if you must change registration into your own name to participate.



                      ----------------------------------
      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

OFFICERS AND DIRECTORS
Martin E. Zweig, Ph.D.
Chairman of the Board and President

Jeffrey Lazar
Director, Vice President and Treasurer

Stuart B. Panish
Vice President & Secretary

Christopher M. Capano
Assistant Vice President

Charles H. Brunie
Director

Annemarie Gilly
Director

Eugene J. Glaser
Director

Elliot S. Jaffe
Director

Alden C. Olson, Ph.D.
Director

James B. Rogers, Jr.
Director

Anthony M. Santomero, Ph.D.
Director

Robert E. Smith
Director

Investment Adviser
Zweig Total Return Advisors, Inc.
900 Third Avenue
New York, New York 10022

Fund Administrator
Zweig/Glaser Advisers
900 Third Avenue
New York, New York 10022

Custodian
The Bank of New York
One Wall Street
New York, New York 10286

Transfer Agent
State Street Bank & Trust Co.
225 Franklin Street
Boston, MA 02110

Legal Counsel
Rosenman & Colin LLP
575 Madison Avenue
New York, New York 10022
--------------------------------------------------------------------------------
      This report is transmitted to the shareholders of The Zweig Total Return Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

ZTR983                                                              3206-3Q-98

             [THE ZWEIG TOTAL RETURN FUND, INC. LOGO APPEARS HERE]


                                QUARTERLY REPORT
                -----------------------------------------------
                               September 30, 1998